RETIREMENT RESERVES
SUPPLEMENT TO THE PROSPECTUS
APRIL 30, 2003

Effective September 2, 2003, the following information replaces information found in the second paragraph of the "Death Benefit" section on page 25.

If the last surviving Annuitant dies prior to the Annuity Date, we will, upon receipt of proof of death at the Annuity Service Center, pay a Death Benefit to the Annuitant's Beneficiary you have designated. If the death of the last surviving Annuitant occurs on or before his or her 85th birthday, the Death Benefit will be the greater of: (1) or (2) below:

1) The purchase payments made, adjusted for any partial withdrawals and any partial 1035 exchanges as described in the following sentence and any applicable taxes. Withdrawals and partial 1035 exchanges will reduce the Death Benefit proportionately to the reduction in Contract Value caused by the withdrawal or partial 1035 exchange

2) The Contract Value as of the end of the Valuation Period in which proof of death is received at our Annuity Service Center. Proof of death is deemed received when we have received the death certificate and all additional required paperwork, such as tax withholding forms and other required documents.

No withdrawal charge is made in connection with the payment of a Death Benefit. The Death Benefit may be paid in a single sum or applied under a fixed, variable, or combination annuity.

If you have not selected an annuity income option and the death of the last surviving Annuitant occurs prior to the Annuity Date, the Annuitant's Beneficiary may choose an available annuity income option for the Death Benefit.

If the death of the Annuitant occurs after his or her 85th birthday, the Death Benefit will be the Contract Value on the date that proof of death, as defined above, is received by the Company at the Annuity Service Center.